American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
October 31, 2024

One Choice Blend+ 2060 Portfolio - Schedule of Investments
OCTOBER 31, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.8%
Avantis U.S. Equity Fund G Class	228,842	4,174,079
Avantis U.S. Small Cap Value Fund G Class	21,496	374,243
Focused Dynamic Growth Fund G Class(2)	41,443	2,772,089
Focused Large Cap Value Fund G Class	248,165	2,767,042
Heritage Fund G Class	22,054	669,771
Mid Cap Value Fund G Class	38,938	656,498
Small Cap Growth Fund G Class(2)	15,589	368,211
		11,781,933
International Equity Funds — 28.2%
Avantis Emerging Markets Equity Fund G Class	41,377	511,414
Avantis International Equity Fund G Class	124,455	1,539,512
Emerging Markets Fund G Class	64,937	767,557
Focused International Growth Fund G Class	48,407	851,954
Global Real Estate Fund G Class	36,678	509,461
International Small-Mid Cap Fund G Class	33,791	346,018
Non-U.S. Intrinsic Value Fund G Class	87,519	855,932
		5,381,848
Domestic Fixed Income Funds — 7.3%
Avantis Core Fixed Income Fund G Class	123,977	1,035,212
High Income Fund G Class	30,006	260,456
Inflation-Adjusted Bond Fund G Class	8,511	90,728
		1,386,396
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	15,267	136,333
Global Bond Fund G Class	43,024	379,901
		516,234
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $15,861,080)		19,066,411
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$19,066,411

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,887	$214	$30	$103	$4,174	229	—	—
Avantis U.S. Small Cap Value Fund	359	30	—	(15)	374	21	—	—
Focused Dynamic Growth Fund(3)	2,609	120	100	143	2,772	41	$1	—
Focused Large Cap Value Fund	2,600	126	35	76	2,767	248	1	$18
Heritage Fund	611	17	—	42	670	22	—	—
Mid Cap Value Fund	628	24	—	5	657	39	—	4
Small Cap Growth Fund(3)	351	16	—	1	368	16	—	—
Avantis Emerging Markets Equity Fund	477	29	5	10	511	41	—	—
Avantis International Equity Fund	1,434	122	—	(16)	1,540	124	—	—
Emerging Markets Fund	714	42	8	20	768	65	—	—
Focused International Growth Fund	799	58	—	(5)	852	48	—	—
Global Real Estate Fund	477	4	—	28	509	37	—	—
International Small-Mid Cap Fund	330	27	—	(11)	346	34	—	—
Non-U.S. Intrinsic Value Fund	796	79	—	(19)	856	88	—	—
Avantis Core Fixed Income Fund	960	86	1	(10)	1,035	124	—	12
High Income Fund	243	15	—	2	260	30	—	4
Inflation-Adjusted Bond Fund	89	2	—	—	91	9	—	—
Emerging Markets Debt Fund	131	4	—	1	136	15	—	2
Global Bond Fund	355	22	—	3	380	43	—	—
	$17,850	$1,037	$179	$358	$19,066	1,274	$2	$40
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.